Exhibit 4.02

REACHLOCAL, INC.

SECOND AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Second Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made and entered into as of September 17, 2007 by and among ReachLocal, Inc., a Delaware corporation (the “Company”), the holders of Series A Preferred Stock of the Company (the “Series A Holders”) listed on Exhibit A to this Agreement, the holders of Series B-1 Preferred Stock and Series B-2 Preferred Stock of the Company (collectively, the “Series B Holders”) listed on Exhibit B to this Agreement, the holders of Series C Preferred Stock of the Company (the “Series C Holders”) listed on Exhibit C to this Agreement, the holders of Series D Preferred Stock of the Company (the “Series D Holders”) listed on Exhibit D to this Agreement (together with the Series A Holders, the Series B Holders and the Series C Holders, the “Investors”), and the holders of Common Stock of the Company (the “Founders”) listed on Exhibit E to this Agreement.

RECITALS

A. The Company, the Founders, the Series A Holders, the Series B Holders, and the Series C Holders have previously entered into an Amended and Restated Investors’ Rights Agreement (the “Prior Agreement”) dated as of June 1, 2006, pursuant to which the Company granted the Series A Holders, the Series B Holders, the Series C Holders, and the Founders certain rights.

B. The Company and the Series D Holders have entered into a Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof pursuant to which the Company desires to sell to the Series D Holders and the Series D Holders desire to purchase from the Company shares of the Company’s Series D Preferred Stock.

C. A condition to the Series D Holders’ obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement in order to provide the Investors and the Founders with (i) certain rights to register shares of the Company’s Common Stock issued to the Founders or issuable upon conversion of the Preferred Stock held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities.

D. The Company, the Series A Holders, the Series B Holders, the Series C Holders and the Founders each desire to amend and restate the Prior Agreement in its entirety as set forth herein.

AGREEMENT

The parties hereby agree as follows:

1. Registration Rights. The Company and the Investors covenant and agree as follows:

1.1 Definitions. For purposes of this Section 1:

(a) The term “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder;

(b) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act;

(c) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

(d) The term “Liquidation Transaction” has the meaning ascribed to it in Section (B)(2)(f)(i) of Article IV of the Restated Certificate;

(e) The term “Major Investor” shall mean any person who holds at least 1,000,000 shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, or the Common Stock issued upon conversion thereof (subject to adjustment for stock splits, stock dividends, reclassifications or the like);

(f) The term “Preferred Stock” shall mean the shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock;

(g) The term “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock in connection with which all the then-outstanding shares of Preferred Stock are converted into shares of Common Stock pursuant to the Restated Certificate;

(h) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

(i) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, other than shares for which registration rights have terminated pursuant to Section 1.15 hereof, (ii) the shares of Common Stock held by the Founders as of the date hereof other than shares for which registration rights have terminated pursuant to Section 1.15 provided, however, that for the purposes of Section 1.2, 1.4, 1.13 and Section 2, the Founders’ Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) the Holder thereof is not precluded from exercising the rights provided in Section 1 in accordance with Section 1.15 below;

(j) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(k) The term “Restated Certificate” shall mean the Company’s Fourth Restated Certificate of Incorporation as such Fourth Restated Certificate of Incorporation may be amended or restated from time to time;

(1) The term “Rho” means Rho Ventures V, L.P. or any Affiliated Fund (as defined below) thereof.

(m) The term “SEC” means the Securities and Exchange Commission;

(n) The term “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder;

(o) The term “Series B Directors” shall mean the two Series B Directors of the Company elected by the holders of Series B Preferred Stock in accordance with the terms of the Restated Certificate;

(p) The term “Series D Director” shall mean the single Series D Director of the Company elected by the holders of Series D Preferred Stock in accordance with the terms of the Restated Certificate;

(q) The term “VantagePoint Group” means VantagePoint Venture Partners III(Q), L.P. or any Affiliated Fund (as defined below) thereof; and

(r) Terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

1.2 Request for Registration.

(a) If the Company shall receive at any time after the earlier of (i) June 1, 2009, or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least 40% of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000), then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to file as soon as practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company.

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; provided, further, that the number of shares of Registrable Securities held by Investors to be included in such underwriting shall not be reduced unless all shares of Registrable Securities held by Founders are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(ii) During the period starting with the date 90 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a registration subject to Section 1.3 hereof unless such offering is the initial public offering of the Company’s securities, in which case, ending on a date 180 days after the effective date of such registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii) If the Initiating Holders are able to request a registration on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders and any registration pursuant to Sections 1.2 or 1.4 hereof) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending 180 days after the effective date of a registration statement subject to Section 1.3.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use commercially reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

1.7 Expenses of Registration.

(a) Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known to the Holders at the time of their request and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their rights pursuant to Section 1.2.

(b) Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

(c) Registration on Form S-3. All expenses incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, shall be borne by the Company, and any underwriters’ discounts or commissions associated with Registrable Securities, shall be borne pro rata by the Holder or Holders participating in the Form S-3 registration.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below 30% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling stockholders may be excluded if the underwriters make the determination described above and advise the Company of this in writing and no other stockholder’s securities are included or (ii) any securities held by a Founder be included if any securities held by any selling Holder are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors, stockholders, legal counsel and accountants of each such Holder, and any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration statement by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (i) of at least 500,000 shares of such securities (subject to adjustment for stock splits, stock dividends, reclassification or the like) (or if the transferring Holder owns less than 500,000 shares of such securities, then all Registrable Securities held by the transferring Holder), (ii) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder, (iii) that is an affiliated fund or entity of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”), (iv) who is a Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder’s “Immediate Family Member”, which term shall include adoptive relationships), or (v) that is a trust for the benefit of an individual Holder or such Holder’s immediate Family Member, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership or (y) a limited liability company who are members or retired members of such limited liability company (including Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.

1.14 Lock-Up Agreement.

(a) Lock-Up Period; Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. Notwithstanding the foregoing, if the Company agrees to any early release of the lock-up by any similarly bound securityholder, such early release from the lock-up shall be apportioned pro rata among all securityholders bound by the lock up period, and the Company shall use its best efforts to include in any agreement required by any managing underwriter a similar early release provision.

(b) Limitations. The obligations described in Section 1.14(a) shall apply only if all officers and directors of the Company and all two percent security holders enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

(c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

(d) Transferees Bound. Each Holder agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14.

(e) Future Purchasers. The Company shall use its best efforts to have each future holder of capital stock of the Company agree to be bound by similar restrictions on transfer as set forth in this Section 1.14.

1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of a Qualified IPO, (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three-month period without registration or volume limitations, or (iii) upon termination of the Agreement, as provided in Section 3.1.

2. Covenants of the Company.

2.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor (other than a Holder reasonably deemed by the Company to be a competitor of the Company):

(a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”) and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company; provided, however, that for the year ending December 31, 2007 the Company may instead provide such year-end financial reports in an unaudited form upon the prior approval of a Qualified Board Majority (as defined in the Company’s Restated Certificate);

(b) as soon as practicable, but in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c) within 45 days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail and the monthly portfolio company tracking report in a form acceptable to the VantagePoint Group and Rho;

(d) as soon as practicable, but in any event 30 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis and approved by the Board of Directors, an updated list of all stockholders of the Company that includes the name of each stockholder and the number and class of shares held by each stockholder, and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if a Qualified Board Majority determines that it is in the best interest of the Company to do so.

2.2 Inspection; Observer Rights. (a) The Company shall permit each Major Investor (except for a Holder reasonably deemed by the Company to be a competitor of the Company), at such Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor.

(b) The Company shall invite a representative of Rho and any other Investor purchasing at least 1,625,840 shares of Series D Preferred Stock pursuant to the Purchase Agreement to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a competitor of the Company or a shareholder or director of a competitor of the Company.

2.3 Right of First Offer. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, a “Major Investor” shall also include any general partners, managing members and affiliates of a Major Investor, including Affiliated Funds. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates, including Affiliated Funds, in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice (the “RFO Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) Within 15 calendar days after delivery of the RFO Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the sum of (A) the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) and (B) shares of Common Stock issuable to employees, consultants or directors pursuant to a stock option plan, restricted stock plan, or other stock plan approved by a Qualified Board Majority. Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder. The Company shall promptly, in writing, inform each Major Investor that purchases all the shares available to it (each, a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the 10-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

(c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The rights of the holders of Preferred Stock provided in subsection 2.3 hereof may be waived or terminated by the holders of at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and at least sixty-five percent (65%) of the then outstanding shares of Series D Preferred Stock, voting as a separate class.

(e) The right of first offer in this Section 2.3 shall not be applicable to the following:

(i) the issuance of securities pursuant to stock dividends, stock splits or similar transactions under Article IV 4(d)(i) of the Company’s Restated Certificate;

(ii) up to 1,348,160 shares of Common Stock issued or issuable to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan or restricted stock plan approved by a Qualified Board Majority;

(iii) capital stock, or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by a Qualified Board Majority;

(iv) capital stock, or warrants or options to purchase capital stock, issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by a Qualified Board Majority;

(v) the issuance of securities to an entity as a component of any business relationship with such entity primarily for the purpose of (A) joint venture, technology licensing or development activities, (B) distribution, supply or manufacture of the Company’s products or services or (C) any other arrangements involving corporate partners that are primarily for purposes other than raising capital, the terms of which business relationship with such entity are approved by a Qualified Board Majority;

(vi) Securities issuable upon exercise of currently outstanding warrants, notes, or other rights to acquire securities of the Company;

(vii) Shares of Common Stock issued or issuable upon conversion of the Preferred Stock, including Preferred Stock issued upon the exercise or conversion of outstanding options, warrants or other rights; or

(viii) Shares of Common Stock issued in a Qualified IPO.

In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Major Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors; provided, that if an exemption under Regulation S under the Securities Act is available with respect to such Major Investor, the foregoing limitation shall not be applicable to such Major Investor.

2.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Series D Preferred Stock solely for (i) the Company’s working capital needs consistent with financial budgets approved by the Board of Directors from time to time, and (ii) to fund the redemption of Common Stock and Series C Preferred Stock by the Company from the Founders and the Series C Holders pursuant to the terms of the Purchase Agreement.

2.5 Directors’ Liability Insurance. Within 90 days from the date hereof, the Company will obtain, from financially sound and reputable insurers, directors and officers insurance with coverage customary for companies similarly situated to the Company (but not less than $1,000,000). The Company shall, immediately prior to the closing of the first registration of the Company’s securities, increase the amount of coverage under such policy to at least $10,000,000, except as otherwise decided in accordance with policies adopted by the Company’s Board of Directors, including the approval of a Qualified Board Majority. The Company will cause to be maintained the directors and officers insurance required by this Section 2.5, except as otherwise decided in accordance with policies adopted by the Company’s Board of Directors, including the approval of a Qualified Board Majority. Such policy shall not be cancelable by the Company without prior approval of a Qualified Board Majority.

2.6 Agreements of Officers and Employees. The Company shall cause each employee of the Company or any of its subsidiaries as now or hereafter employed and all consultants of the Company or any of its subsidiary to execute and deliver a non-disclosure and proprietary rights agreement (a “Confidentiality and Invention Assignment Agreement”) in form and substance reasonably satisfactory to the Board of Directors of the Company, and the Company shall not amend or waive any of the provisions of any such Confidentiality and Invention Assignment Agreement in any material respect without the approval of the Board of Directors.

2.7 Directors’ Compensation. The Company shall promptly reimburse in full the Series D Director and the Series B Directors for all reasonable out-of-pocket expenses incurred in attending each meeting of Board of Directors of the Company or any committee thereof. The Series D Director and the Series B Directors shall be compensated (including without limitation, expense reimbursement, stock options or grants, benefits, and fees) in a manner at least as favorable as any other directors of the Company going forward.

2.8 Keeping of Records and Books of Account. The Company shall keep, and cause each of its subsidiaries to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such of its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

2.9 Controls. The Company currently maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.10 Employee Stock. Unless otherwise approved by a Qualified Board Majority, the Company shall cause each employee, director and consultant of the Company who is issued any stock, options or other stock equivalents (collectively, “Employee Stock”) after the date hereof, to enter into an agreement that provides (i) for vesting of such Employee Stock over forty-eight (48) months, with no Employee Stock being vested for twelve (12) months from the date of issuance or grant, as the case may be, at which time 25% of such Employee Stock shall be vested, and the remaining Employee Stock shall vest in equal monthly installments over the next 36 months; (ii) for the Company’s right of repurchase of the unvested portion of such Employee Stock at cost in the event the holder’s employment with or service to the Company terminates with or without cause; (iii) for the holder to agree to a market standoff requested by the Company or the underwriters of any public offering of the Company’s securities, substantially as set forth in Section 1.14; (iv) for the Company’s right of first refusal to repurchase such Employee Stock in the event of any proposed transfer or sale of such Employee Stock. In addition, unless a Qualified Board Majority agree otherwise, the Employee Stock shall not contain any acceleration upon the occurrence of any event.

2.11 Committees. The Series D Director and at least one of the Series B Directors shall have the right to be a member of each committee established by the Board of Directors.

2.12 Termination of Covenants.

(a) The covenants set forth in Sections 2.1 through Section 2.11 shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) upon termination of the Agreement, as provided in Section 3.1.

(b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.12(a) above.

3. Miscellaneous.

3.1 Termination. This Agreement shall terminate, and have no further force and effect, when the Company consummates a Liquidation Transaction.

3.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

3.3 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.4 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding and a Qualified Board Majority; provided however that (A) any amendment or waiver relating to Section 2.3(d) above shall require the prescribed consent of holders of the Preferred Stock as set forth therein and (B) if any amendment or waiver which would or which would be reasonably likely to affect a party hereto disproportionately or directly or indirectly take away or alter the rights of such party, then such party’s consent shall also be required to effect any such amendment or waiver; provided, further, that if such amendment or waiver has the effect of affecting the Founders’ Stock (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Founders’ Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders’ Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.

3.5 Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or facsimile number as set forth on the Exhibits hereto or as subsequently modified by written notice.

3.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

3.7 Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

3.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.10 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.11 Dispute Resolution. In the event of any dispute arising out of or relating to this Agreement, such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Los Angeles branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration then applicable (the “JAMS Rules”) and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.

3.12 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES TO THE ARBITRATION PROVISION CONTAINED IN SECTION 3.11.

3.13 Amendment of Prior Agreement. Effective and contingent upon execution of this Agreement by the Company and holders of at least a majority of the Registrable

Securities outstanding (as defined in the Prior Agreement), and upon closing of the transactions contemplated by the Purchase Agreement, the Prior Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Founders and the Investors hereby agree to be bound by the provisions hereof as the sole agreement of the Company, the Founders and the Investors with respect to the matters set forth herein.

[Signature Page Follows]

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

REACHLOCAL, INC.

By:	/s/ Zorik Gordon

Name:	Zorik Gordon
Title:	President

INVESTORS:

RHO VENTURES V, L.P.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:

Name:
Title:

RHO VENTURES V AFFILIATES, L.L.C.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:

Name:
Title:

EUROPEAN FOUNDERS FUND GMBH

By:

Name:
Title:

INVESTOR RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

REACHLOCAL, INC.

By:

Name:	Zorik Gordon
Title:	President

INVESTORS:

RHO VENTURES V, L.P.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:	/s/ Jeffrey I. Martin

Name:	Jeffrey I. Martin
Title:	Attorney-In-Fact

RHO VENTURES V AFFILIATES, L.L.C.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:	/s/ Jeffrey I. Martin

Name:	Jeffrey I. Martin
Title:	Attorney-In-Fact

EUROPEAN FOUNDERS FUND GMBH

By:

Name:
Title:

INVESTOR RIGHTS AGREEMENT

The parties have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

REACHLOCAL, INC.

By:

Name:	Zorik Gordon
Title:	President

INVESTORS:

RHO VENTURES V, L.P.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:

Name:
Title:

RHO VENTURES V AFFILIATES, L.L.C.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:

Name:
Title:

EUROPEAN FOUNDERS FUND GMBH

By:	/s/ Oliver Samwer

Name:	Oliver Samwer
Title:	MANAGING DIRECTOR
EUROPEAN FOUNDERS FUND GMBH

INVESTOR RIGHTS AGREEMENT

INVESTORS (cont.): VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.

By: VantagePoint Venture Associates III, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS III, L.P.

By: VantagePoint Venture Associates III, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.

By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.

By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

INVESTOR RIGHTS AGREEMENT

INVESTORS (cont.):

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

GALLEON SPECIAL OPPORTUNITIES FUND, SPC LTD., GALLEON CROSSOVER PORTFOLIO

By: Galleon Special Opportunities Master, LLC

By:
Name	Raj Rajaratnam
Title:	Managing Member

AVTZIM LLC

By:
Name:
Title:	Managing Member

INVESTOR RIGHTS AGREEMENT

INVESTORS (cont.):

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:
Name:
Title:	Managing Member

GALLEON SPECIAL OPPORTUNITIES FUND, SPC LTD., GALLEON CROSSOVER PORTFOLIO

By: Galleon Special Opportunities Master, LLC

By:	/s/ Raj Rajaratnam
Name	Raj Rajaratnam
Title:	Managing Member

AVTZIM LLC

By:
Name:
Title:	Managing Member

INVESTOR RIGHTS AGREEMENT

INVESTORS (cont.):

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:
Name:
Title:	Managing Member

GALLEON SPECIAL OPPORTUNITIES FUND, SPC LTD., GALLEON CROSSOVER PORTFOLIO

By: Galleon Special Opportunities Master, LLC

By:	/s/ Raj Rajaratnam
Name	Raj Rajaratnam
Title:	Managing Member

AVTZIM LLC

By:	/s/ Elisha Gilboa
Name:	Elisha Gilboa
Title:	Managing Member

INVESTOR RIGHTS AGREEMENT

FOUNDERS:

/s/ Michael Kline
Michael Kline

/s/ Robert Wright
Robert Wright

/s/ Robert Spitz
Robert Spitz

GORDON FAMILY REVOCABLE TRUST

By:	/s/ Zorik Gordon
Name:	Zorik Gordon
Title:	Trutee

By:	/s/ Ilana P. Gordon
Name:	Ilana P. Gordon
Title:	Trustee

INVESTOR RIGHTS AGREEMENT

FOUNDERS:

Michael Kline

Robert Wright

Robert Spitz

GORDON FAMILY REVOCABLE TRUST

By:
Name:	Zorik Gordon
Title:	Trutee

By:	/s/ Ilana P. Gordon
Name:	Ilana P. Gordon
Title:	Trustee

INVESTOR RIGHTS AGREEMENT

EXHIBIT A

Name and Address of

Series A Holders

AVTZIM LLC

11022 Santa Monica Blvd., Suite 360

Los Angeles, CA 90025

EXHIBIT B

Name and Address of

Series B Holders

VantagePoint Venture Partners III(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

EXHIBIT C

Name and Address of

Series C Holders

European Founders Fund GmbH

Lindenallee 45,

50968 Cologne, Germany

(with a copy to:

European Founders Fund GmbH,

Seeuferstrasse 25,

82541 Ambach, Germany)

VantagePoint Venture Partners III(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

EXHIBIT D

Name and Address of

Series D Holders

Rho Ventures V, L.P.

c/o Rho Capital Partners, Inc.

152 West 57th Street, 23rd Floor

New York, NY 100019

Rho Ventures V Affiliates, L.L.C.

c/o Rho Capital Partners, Inc.

152 West 57th Street, 23rd Floor

New York, NY 100019

VantagePoint Venture Partners III(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

Galleon Special Opportunities Fund, SPC Ltd., Galleon Crossover Portfolio

590 Madison Ave., 34th Flr.

New York, NY 10022

Attention: Jeffery S. Kim

EXHIBIT E

Name and Address of

Founders

Gordon Family Revocable Trust

4243 Louise Avenue

Encino, CA 91316

Attention: Zorik & Ilana P. Gordon, Trustees

Michael Kline

c/o ReachLocal, Inc.

17835 Ventura Blvd.

Encino, CA 91316

Robert Wright

c/o ReachLocal, Inc.

17835 Ventura Blvd.

Encino, CA 91316

Robert Spitz

c/o ReachLocal, Inc.

17835 Ventura Blvd.

Encino, CA 91316

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RlGHTS AGREEMENT (this “Amendment”) is made as of May    , 2008, by and among ReachLocal, Inc., a Delaware corporation (the “Corporation”), the holders of the Corporation’s Series A Referred Stock (the “Series A Holders”) listed on Exhibit A to this Amendment, the holders of Corporation’s Series B-1 Preferred Stock and Series B-2 Preferred Stock (collectively, the “Series B Holders”) listed on Exhibit B to this Amendment, the holders of the Corporation’s Series C Preferred Stock (the “Series C Holders”) listed on Exhibit C to this Amendment, the holders of the Corporation’s Series D Preferred Stock (the “Series D Holders”) listed on Exhibit D to this Amendment, and the holders of the Corporation’s Common Stock (the “Founders”) listed on Exhibit E to this Amendment (together the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders and the Founders are referred to as the “Consenting Holders”). This Amendment amends that certain Second Amended and Restated Investors’ Rights Agreement, dated as of September 17, 2007 (the “Agreement”), among the Corporation, the Investors party thereto and the Founders, including the Consenting Holders. Unless otherwise expressly set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect and all defined terms used herein shall, unless otherwise provided, have the meanings given to such terms in the Agreement.

RECITALS

WHEREAS, the Corporation, the Founders and the Investors entered into the Agreement in order to provide the Corporation, the Investors and the Founders with certain rights and obligations in respect of one another;

WHEREAS, the Corporation desires to amend the Agreement to increase the maximum numbers of shares of Common Stock that can be made subject to stock options or issued as restricted stock under to an approved stock incentive plan without triggering the right of first offer contained in the Agreement;

WHEREAS, Section 3.4 of the Agreement provides that the Agreement may be amended upon the written consent of the Corporation and the holders of a majority of the Registrable Securities then outstanding and the approval of a Qualified Board Majority;

WHEREAS, a Qualified Board Majority has approved this Amendment and the Consenting Holders hold an aggregate of [            ] shares of the Registrable Securities, which represents a majority of the Registrable Securities.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Corporation and the Consenting Holders hereby agree as follows.

AGREEMENTS

1. The reference to “1,348,160” in Section 2.3(e)(ii) of the Agreement is hereby deleted and replaced by “2,671,350.”

2. All terms of and rights under this Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

3. This Amendment may be executed by facsimile signature and in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Amendment shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

[Remainder of this page intentionally left blank; signature pages follow]

2

IN WITNESS WHEREOF, this Agreement is entered into as of the date first above written.

CORPORATION:

REACHLOCAL, INC.

By:	/s/ Zorik Gordon
Name:	Zorik Gordon
Title:	President

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

CONSENTING HOLDERS: RHO VENTURES V, L.P.

By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:	/s/ Habib Kairouz
Name:	Habib Kairouz
Title:	Managing Member

RHO VENTURES V AFFILIATES, L.L.C.

By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:	/s/ Habib Kairouz
Name:	Habib Kairouz
Title:	Managing Member

EUROPEAN FOUNDERS FUND GMBH

By:
Name:
Title:

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

CONSENTING HOLDERS (cont.):

VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.

By:	VantagePoint Venture Associates III, L.L.C.,
its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS III, L.P.

By:	VantagePoint Venture Associates III, L.L.C.,
its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.

By:	VantagePoint Venture Associates IV, L.L.C.,
its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.

By:	VantagePoint Venture Associates IV, L.L.C.,
its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

CONSENTING HOLDERS (cont.):

VANTAGEPOINT VENTURE PARTNERS IV
PRINCIPAL FUND, L.P.

By:	VantagePoint Venture Associates IV, L.L.C.,
its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Manager Member

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

CONSENTING HOLDERS (cont.):

GALLEON SPECIAL OPPORTUNITIES FUND,
SPC LTD., GALLEON CROSSOVER PORTFOLIO

By:	Galleon Special Opportunities Master, LLC

By:
Name:	Raj Rajaratnam
Title:	Managing Member

AVTZIM LLC

By:
Name:
Title:	Managing Member

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

FOUNDERS:

/s/ Michael Kline
Michael Kline

/s/ Robert Wright
Robert Wright

/s/ Robert Spitz
Robert Spitz

GORDON FAMILY REVOCABLE TRUST

By:	/s/ Zorik Gordon
Name:	Zorik Gordon
Title:	Trustee

By:	/s/ Ilana P. Gordon
Name:	Ilana P. Gordon
Title:	Trustee

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

REACHLOCAL, INC.

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Second Amendment to Second Amended and Restated Investors’ Rights Agreement (this “Amendment”) is hereby is made and entered into as of April [    ], 2009 by and among ReachLocal, Inc., a Delaware corporation (the “Company”), the holders of Series A Preferred Stock of the Company (the “Series A Holders”) listed on Exhibit A to this Amendment, the holders of Series B-l Preferred Stock and Series B-2 Preferred Stock of the Company (collectively, the “Series B Holders”) listed on Exhibit B to this Amendment, the holders of Series C Preferred Stock of the Company or Common Stock issued upon conversion of Series C Preferred Stock of the Company (the “Series C Holders”) listed on Exhibit C to this Amendment, the holders of Series D Preferred Stock of the Company (the “Series D Holders”) listed on Exhibit D to this Amendment (together with the Series A Holders, the Series B Holders and the Series C Holders, the “Investors”) and the holders of Common Stock of the Company (the “Founders”) listed on Exhibit E to this Amendment. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement (as defined below).

RECITALS

A.	Reference is made to that certain Second Amended and Restated Investors’ Rights Agreement, dated as of September 17, 2007 (as amended, restated or otherwise modified, the “Agreement”) by and among the Company, the Founders and the Investors, as amended by that certain First Amendment, dated as of July 11, 2008.

B.	The Company desires to amend the Agreement to increase the maximum number of shares of Common Stock that can be made subject to stock options or issued as restricted stock under to an approved stock incentive plan without triggering the right of first offer contained in the Agreement.

C.	In accordance with Section 3.4 of the Agreement, a Qualified Board Majority, has approved this Amendment.

D.	Each of the parties hereto desires to amend the Agreement in as set forth herein.

AGREEMENTS

In consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Amendment of Section 2.3(e)(ii) – “Right of First Offer”. Section 2.3(e)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

“(ii) up to the sum of (x) 3,371,350 shares of Common Stock (the “Cap,”) and (y) any shares of Common Stock subject to awards under the ReachLocal, Inc. 2004 Stock Plan which, on or after July 11, 2008, terminate, expire, lapse for any reason to the holder thereof (in the case of clauses (x) and (y), subject to appropriate adjustment in the event of any stock dividend, stock split, subdivision or similar recapitalization affecting such shares), issued or issuable to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan or restricted stock plan approved by a Qualified Board Majority (provided that the Cap shall not preclude the re-issuance of Common Stock available as the result of (a) any options that expire or terminate unexercised or (b) any restricted stock repurchased by the Company at cost);”

2.	No Amendment. Except to the extent specifically amended or modified hereby, the provisions of the Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect, as amended hereby.

3.	Governing Law. This Amendment and any controversy arising out of or relating to this Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

4.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

5.	Severability. If any provision of this Amendment shall be deemed to be invalid, void or illegal, such provision shall be construed and amended in a manner which would permit its enforcement, but in no event shall such provision affect, impair or invalidate any other provision hereof.

[Signature Page Follows]

The parties have executed this Second Amendment to the Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

REACHLOCAL, INC.

By:	/s/ Zorik Gordon
Name:	Zorik Gordon
Title:	President

INVESTORS:

RHO VENTURES V, L.P.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:
Name:
Title:

RHO VENTURES V AFFILIATES, L.L.C.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:
Name:
Title:

EUROPEAN FOUNDERS FUND GMBH

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

The parties have executed this Second Amendment to the Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

REACHLOCAL, INC.

By:
Name:	Zorik Gordon
Title:	President

INVESTORS:

RHO VENTURES V, L.P.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:	/s/ Jeffrey I. Martin
Name:	Jeffrey I. Martin
Title:	Attorney-In-Fact

RHO VENTURES V AFFILIATES, L.L.C.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:	/s/ Jeffrey I. Martin
Name:	Jeffrey I. Martin
Title:	Attorney-In-Fact

EUROPEAN FOUNDERS FUND GMBH

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

The parties have executed this Second Amendment to the Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY: REACHLOCAL, INC.

By:
Name: Title:	Zorik Gordon President

INVESTORS: RHO VENTURES V, L.P. By: RMV V, L.L.C., its General Partner By: Rho Capital Partners LLC, its Managing Member

By:
Name: Title:

RHO VENTURES V AFFILIATES, L.L.C. By: RMV V, L.L.C., its General Partner By: Rho Capital Partners LLC, its Managing Member

By:
Name: Title:

EUROPEAN FOUNDERS FUND GMBH

By:	/s/ Oliver Samwer
Name: Title:	Oliver Samwer Managing Director

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS (cont.):

VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.

By: VantagePoint Venture Associates III, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS III, L.P.

By: VantagePoint Venture Associates III, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.

By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.

By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS (cont.):

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV, L.L.C, its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

GALLEON SPECIAL OPPORTUNITIES FUND, SPC LTD., GALLEON CROSSOVER PORTFOLIO

By: Galleon Special Opportunities Master, LLC

By:
Name:	Raj Rajaratnam
Title:	Managing Member

AVTZIM LLC

By:
Name:
Title:	Managing Member

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS (cont.):

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV, L.L.C, its General Partner

By:
Name:
Title:	Managing Member

GALLEON SPECIAL OPPORTUNITIES FUND, SPC LTD., GALLEON CROSSOVER PORTFOLIO

By: Galleon Special Opportunities Master, LLC

By:	/s/ Kris Chellam
Name:	Kris Chellam
Title:	Managing Member

AVTZIM LLC

By:
Name:
Title:	Managing Member

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

FOUNDERS:

/s/ Michael Kline
Michael Kline

/s/ Robert Wright
Robert Wright

/s/ Robert Spitz
Robert Spitz

GORDON FAMILY REVOCABLE TRUST

By:	/s/ Zorik Gordon
Name:	Zorik Gordon
Title:	Trustee

By:	/s/ Ilana P. Gordon
Name:	Ilana P. Gordon
Title:	Trustee

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EXHIBIT A

Name and Address of

Series A Holders

AVTZIM LLC

11022 Santa Monica Blvd., Suite 360

Los Angeles, CA 90025

EXHIBIT B

Name and Address of

Series B Holders

VantagePoint Venture Partners III(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

EXHIBIT C

Name and Address of

Series C Holders

European Founders Fund GmbH

Lindenallee 45,

50968 Cologne, Germany

(with a copy to:

European Founders Fund GmbH,

Seeuferstrasse 25,

82541 Ambach, Germany)

VantagePoint Venture Partners III(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

EXHIBIT D

Name and Address of

Series D Holders

Rho Ventures V, L.P.

c/o Rho Capital Partners, Inc.

152 West 57th Street, 23rd Floor

New York, NY 100019

Rho Ventures V Affiliates, L.L.C.

c/o Rho Capital Partners, Inc.

152 West 57th Street, 23rd Floor

New York, NY 100019

VantagePoint Venture Partners III(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

Galleon Special Opportunities Fund, SPC Ltd., Galleon Crossover Portfolio

590 Madison Ave., 34th Flr.

New York, NY 10022

Attention: Jeffery S. Kim

EXHIBIT E

Name and Address of

Founders

Gordon Family Revocable Trust

4243 Louise Avenue

Encino, CA 91316

Attention: Zorik & Ilana P. Gordon, Trustees

Michael Kline

21700 Oxnard Street

Suite 1600

Woodland Hills, CA 91367

Robert Wright

21700 Oxnard Street

Suite 1600

Woodland Hills, CA 91367

Robert Spitz

21700 Oxnard Street

Suite 1600

Woodland Hills, CA 91367

Execution Copy

REACHLOCAL, INC.

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Third Amendment to Second Amended and Restated Investors’ Rights Agreement (this “Amendment”) is hereby is made and entered into as of May 18, 2009 by and among ReachLocal, Inc., a Delaware corporation (the “Company”), the holders of Series A Preferred Stock of the Company (the “Series A Holders”) listed on Exhibit A to this Amendment, the holders of Series B-1 Preferred Stock and Series B-2 Preferred Stock of the Company (collectively, the “Series B Holders”) listed on Exhibit B to this Amendment, the holders of Series C Preferred Stock of the Company or Common Stock issued upon conversion of Series C Preferred Stock of the Company (the “Series C Holders”) listed on Exhibit C to this Amendment, the holders of Series D Preferred Stock of the Company (the “Series D Holders”) listed on Exhibit D to this Amendment (together with the Series A Holders, the Series B Holders and the Series C Holders, the “Investors”), the holders of Common Stock of the Company (the “Founders”) listed on Exhibit E to this Amendment and certain other holders of Common Stock of the Company (the “Additional Investors”) listed on Exhibit F to this Amendment. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement (as defined below).

RECITALS

A.	Reference is made to that certain Second Amended and Restated Investors’ Rights Agreement, dated as of September 17, 2007 (as amended, restated or otherwise modified, the “Agreement”) by and among the Company, the Founders and the Investors, as amended by that certain First Amendment, dated as of July 1, 2008, as further amended by that certain Second Amendment, dated as of May 14, 2009.

B.	Each of the Additional Investors is a transferee of Common Stock of the Company and desires to become a party to the Agreement as an Investor and to be fully bound by, and subject to, all of the covenants, terms and conditions set forth in the Agreement as though an original party thereto.

C.	The Company desires to amend the Agreement to revise the definition of “Registrable Securities” to include shares of Common Stock held by the Investors that were not issued in connection with the conversion of Preferred Stock held by the Investors.

D.	The Company desires to amend the Agreement to increase the maximum number of shares of Common Stock that can be made subject to stock options or issued as restricted stock under to an approved stock incentive plan without triggering the right of first offer contained in the Agreement.

E.	In accordance with Section 3.4 of the Agreement, a Qualified Board Majority, has approved this Amendment.

F.	Each of the parties hereto desires to amend the Agreement in as set forth herein.

AGREEMENTS

In consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Addition of Additional Investors. As of the date hereof, (a) the Agreement shall be amended to include the Additional Investors as “Investors” thereunder, (b) all references to “Investors,” “party” or “parties” contained in the Agreement shall include references to the Additional Investors, (c) each of the Additional Investors agrees for the benefit of the Company, the Founders and the Investors that are parties to the Agreement to be fully bound by, and subject to, all of the covenants, terms and conditions set forth in the Agreement as though an original party thereto, including without limitation, the provisions of Section 1.14 and (d) each of the Additional Investors acknowledges that for purposes of Section 3.5 of the Agreement, all notices or other communications to the undersigned may be directed to the address and/or facsimile set forth on Exhibit F attached hereto.

2.	Amendment of Section 1.1(e) – “Major Investor”. Section 1.1(e) of the Agreement is hereby amended and restated in its entirety and replaced as follows:

The term “Major Investor” shall mean any Investor that, individually or together with any such Investor’s Affiliated Funds (as defined below), holds at least 1,000,000 shares of Registrable Securities (subject to adjustment for stock splits, stock dividends, reclassifications or the like).

3.	Amendment of Section 1.1(i) – “Registrable Securities”. Section 1.1(i) of the Agreement is hereby amended and restated in its entirety and replaced as follows:

“The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, other than shares for which registration rights have terminated pursuant to Section 1.15 hereof, (ii) the shares of Common Stock held by the Founders as of the date hereof other than shares for which registration rights have terminated pursuant to Section 1.15 provided, however, that for the purposes of Section 1.2, 1.4, 1.13 and Section 2, the Founders’ Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, (iii) notwithstanding any limitations set forth in clause (ii) above, the shares of Common Stock purchased by certain Investors pursuant to the stock purchase agreements listed on Schedule 1.1 attached hereto and (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i),

(ii) and (iii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) the Holder thereof is not precluded from exercising the rights provided in Section 1 in accordance with Section 1.15 below;”

4.	Amendment of Section 2.3(d) – “Right of First Offer”. Section 2.3(d) of the Agreement is hereby deleted and replaced with the following:

“[Intentionally Omitted]”

5.	Amendment of Section 3.4 – “Amendments and Waivers”. Section 3.4 of the Agreement is hereby amended and restated in its entirety as follows:

“Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding and a Qualified Board Majority; provided, however that (A) any amendment to Section 2.3 or this clause (A) or clause (B) below shall also require the written consent of at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and at least sixty-five percent (65%) of the then outstanding shares of Series D Preferred Stock, voting as a separate class, (B) any waiver or termination of the rights of the holders Preferred Stock provided in Section 2.3, shall require the stockholder consents specified in clause (A) immediately above, but shall not require written consent of the Company or of a Qualified Board Majority and (C) if any amendment or waiver which would or which would be reasonably likely to affect a party hereto disproportionately or directly or indirectly take away or alter the rights of such party, then such party’s consent shall also be required to effect any such amendment or waiver; provided, further, that if such amendment or waiver has the effect of affecting the Founders’ Stock (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Founders’ Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders’ Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.”

6.	Addition of Schedule 1.1. As of the date hereof, the Agreement shall be amended to include Schedule 1.1 attached hereto immediately following Exhibit E.

7.	No Amendment. Except to the extent specifically amended or modified hereby, the provisions of the Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect, as amended hereby.

8.	Governing Law. This Amendment and any controversy arising out of or relating to this Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

9.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

10.	Severability. If any provision of this Amendment shall be deemed to be invalid, void or illegal, such provision shall be construed and amended in a manner which would permit its enforcement, but in no event shall such provision affect, impair or invalidate any other provision hereof.

[Signature Page Follows]

The parties have executed this Third Amendment to the Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

REACHLOCAL, INC.

By:	/s/ Zorik Gordon
Name:	Zorik Gordon
Title:	President

INVESTORS:

RHO VENTURES V, L.P.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:
Name:
Title:

RHO VENTURES V AFFILIATES, L.L.C.
By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:
Name:
Title:

EUROPEAN FOUNDERS FUND GMBH

By:
Name:
Title:

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

The parties have executed this Third Amendment to the Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

REACHLOCAL, INC.

By:
Name:	Zorik Gordon
Title:	President

INVESTORS:

RHO VENTURES V, L.P.

By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:	/s/ Jeffrey I. Martin
Name:	Jeffrey I. Martin
Title:	Attorney-In-Fact

RHO VENTURES V AFFILIATES, L.L.C.

By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:	/s/ Jeffrey I. Martin
Name:	Jeffrey I. Martin
Title:	Attorney-In-Fact

EUROPEAN FOUNDERS FUND GMBH

By:
Name:
Title:

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

The parties have executed this Third Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

REACHLOCAL, INC.

By:
Name:	Zorik Gordon
Title:	President

INVESTORS:

RHO VENTURES V, L.P.

By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:
Name:
Title:

RHO VENTURES V AFFILIATES, L.L.C.

By:	RMV V, L.L.C., its General Partner
By:	Rho Capital Partners LLC, its Managing Member

By:
Name:
Title:

EUROPEAN FOUNDERS FUND GMBH

By:	/s/ Oliver Samwer
Name:	Oliver Samwer
Title:	Managing Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTORS (cont.):

VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.

By:	VantagePoint Venture Associates III, L.L.C., its General Partner

By:	/s/ Alan Salzman
Name:	Alan Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS III, L.P.

By:	VantagePoint Venture Associates III, L.L.C., its General Partner

By:	/s/ Alan Salzman
Name:	Alan Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.

By:	VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan Salzman
Name:	Alan Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.

By:	VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan Salzman
Name:	Alan Salzman
Title:	Managing Member

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS (cont.):

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By:	VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan Salzman
Name:	Alan Salzman
Title:	Managing Member

GALLEON SPECIAL OPPORTUNITIES FUND, SPC LTD., GALLEON CROSSOVER PORTFOLIO

By:	Galleon Special Opportunities Master, LLC

By:
Name:	Raj Rajaratnam
Title:	Managing Member

AVTZIM LLC

By:
Name:
Title:	Managing Member

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

INVESTORS (cont.):

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By:	VantagePoint Venture Associates IV, L.L.C., its General Partner

By:
Name:
Title:	Managing Member

GALLEON SPECIAL OPPORTUNITIES FUND, SPC LTD., GALLEON CROSSOVER PORTFOLIO

By:	Galleon Special Opportunities Master, LLC

By:	/s/ Kris Chellam
Name:	Kris Chellam
Title:	Managing Member

AVTZIM LLC

By:
Name:
Title:	Managing Member

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

FOUNDERS:

/s/ Michael Kline
Michael Kline

/s/ Robert Wright
Robert Wright

Robert Spitz

GORDON FAMILY REVOCABLE TRUST

By:	/s/ Zorik Gordon
Name:	Zorik Gordon
Title:	Trustee

By:	/s/ Ilana P. Gordon
Name:	Ilana P. Gordon
Title:	Trustee

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

FOUNDERS:

Michael Kline

Robert Wright

/s/ Robert Spitz
Robert Spitz

GORDON FAMILY REVOCABLE TRUST

By:
Name:	Zorik Gordon
Title:	Trustee

By:
Name:	Ilana P. Gordon
Title:	Trustee

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

ADDITIONAL INVESTORS:

VANTAGEPOINT VENTURE PARTNERS 2006 (Q), L.P.

By:	VantagePoint Venture Associates 2006, L.L.C., its General Partner

By:	/s/ Alan Salzman
Name:	Alan Salzman
Title:	Managing Member

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EXHIBIT A

Name and Address of

Series A Holders

AVTZIM LLC

11022 Santa Monica Blvd., Suite 360

Los Angeles, CA 90025

EXHIBIT B

Name and Address of

Series B Holders

VantagePoint Venture Partners III(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

EXHIBIT C

Name and Address of

Series C Holders

European Founders Fund GmbH

Lindenallee 45,

50968 Cologne, Germany

(with a copy to:

European Founders Fund GmbH,

Seeuferstrasse 25,

82541 Ambach, Germany)

VantagePoint Venture Partners III(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

EXHIBIT D

Name and Address of

Series D Holders

Rho Ventures V, L.P.

c/o Rho Capital Partners, Inc.

152 West 57th Street, 23rd Floor

New York, NY 100019

Rho Ventures V Affiliates, L.L.C.

c/o Rho Capital Partners, Inc.

152 West 57th Street, 23rd Floor

New York, NY 100019

VantagePoint Venture Partners III(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

Galleon Special Opportunities Fund, SPC Ltd., Galleon Crossover Portfolio

590 Madison Ave., 34th Flr.

New York, NY 10022

Attention: Jeffery S. Kim

EXHIBIT E

Name and Address of

Founders

Gordon Family Revocable Trust

4243 Louise Avenue

Encino, CA 91316

Attention: Zorik & Ilana P. Gordon, Trustees

Michael Kline

21700 Oxnard Street

Suite 1600

Woodland Hills, CA 91367

Robert Wright

21700 Oxnard Street

Suite 1600

Woodland Hills, CA 91367

Robert Spitz

21700 Oxnard Street

Suite 1600

Woodland Hills, CA 91367

EXHIBIT F

Name and Address of

Additional Investors

VantagePoint Venture Partners 2006(Q), L.P.

c/o VantagePoint Venture Partners

1001 Bayhill Drive, Suite 300

San Bruno, CA 94066

SCHEDULE 1.1

Stock Purchase Agreements

Stock Purchase Agreement, dated May 18, 2009, by and among the Purchasers listed on Exhibit A thereto, European Founders Fund GmbH and ReachLocal, Inc.

Stock Purchase Agreement, dated May 18, 2009, by and among the Purchasers listed on Exhibit A thereto, the Sellers listed on Exhibit B thereto and ReachLocal, Inc.